UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2007

ANAVEX LIFE SCIENCES CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-122005

(Commission File Number)

N/A

(IRS Employer Identification No.)

Suite 101 – 4837 Canyon Ridge Crescent, Kelowna, British Columbia, V1W 4A1, Canada

(Address of principal executive offices and Zip Code)

(250) 764-9701

Registrant’s telephone number, including area code

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 8, 2007, we appointed Ms. Angela Vernadaki as our VP Business Development and Dr. George Kalkanis as our VP Strategic Planning.

Ms. Vernadaki brings more than ten years of experience in marketing, sales, business development and entrepreneurship in the pharmaceutical/diagnostics sector. . Ms. Vernadaki holds an MPhil and a BSc (Hons), in Molecular Cell Biology, both from the University of Southampton, UK.

Dr. Kalkanis brings over 15 year-experience in the area of Business modeling and analysis. Dr. Kalkanis holds a Masters and Doctorate Degree from the University of Manchester (UK) in the areas of Information Engineering, Computation and Applied Statistics.

Item 9.01.	Financial Statements and Exhibits.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

By: /s/ Harvey Lalach

Harvey Lalach

President

Date: February 8, 2007